UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	WINV	The Nasdaq Stock Market LLC
Warrants to acquire 1/2 of a share of Common Stock	WINVW	The Nasdaq Stock Market LLC
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 17, 2024, WinVest Acquisition Corp. (“WinVest” or the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has failed to comply with Nasdaq Listing Rule IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement.

Pursuant to the Notice, unless the Company timely requests a hearing to appeal this determination before The Nasdaq Hearings Panel (the “Panel”) by September 24, 2024, the Company’s securities will be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on September 26, 2024. Accordingly, the Company intends to timely request a hearing before the Panel to request sufficient time to close its previously announced business combination agreement with Xtribe P.L.C. (“Xtribe”). A hearing request will automatically stay any suspension of trading or delisting action on the Company’s securities, and the Company’s securities will continue to trade on The Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision. There can be no assurance that the Panel will grant the Company’s request for an extension or continued listing on The Nasdaq Capital Market.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such statements may include, but are not limited to, statements regarding the Company’s expectations regarding a hearing before the Panel and a stay of the suspension of trading on the Company’s securities and the Company’s plan to complete a business combination with Xtribe and thereby regain compliance with Nasdaq listing requirements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: our ability to cure any deficiencies in compliance with Nasdaq Listing Rule IM-5101-2 or maintain compliance with other Nasdaq listing rules, our eligibility for additional compliance periods, if necessary, in which to seek to regain compliance with Nasdaq Listing Rule IM-5101-2 by completing a business combination with Xtribe, our ability to meet applicable Nasdaq requirements for any such additional compliance period and risks related to the substantial costs and diversion of management’s attention and resources due to these matters, risks related to the expected timing and likelihood of completion of the proposed transaction, including the risk that the proposed transaction may not close due to the failure to receive the required securityholder approvals or due to one or more other closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Xtribe or WinVest; and the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in our SEC filings.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company does not undertake any duty to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2024

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer